SUB-ITEM 77Q1(a) and (d): Exhibits

                SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC.

                              ARTICLES SUPPLEMENTARY

                                dated April 24, 2003

Incorporated by reference to post-effective amendment No. 5 to registrant's registration statement on Form N-1A filed on April 29, 2003 pursuant to Rule 485(b) under the Securities Act of 1933, as amended.